UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 6, 2011

ADEONA PHARMACEUTICALS, INC.
Exact name of registrant as specified in its charter)

Nevada	1-12584	13-3808303
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S Employer Identification No.)

3985 Research Park Drive, Suite 200, Ann Arbor, Michigan	48108
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (734) 332-7800

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.   Entry into a Material Definitive Agreement

On April 6, 2011 Adeona Pharmaceuticals, Inc., a Nevada corporation (the “Company”), entered into an engagement agreement with Chardan Capital Markets, LLC, to serve as exclusive placement agent in an offering of the Company’s common stock , par value $0.001 per share (the “Common Stock”), together with warrants to purchase shares of Common Stock.  Under the terms of the transaction, the Company is offering to sell, in the aggregate, 1,688,782 shares (the “Shares”) of Common Stock at a price of $2.0725 per share and common stock purchase warrants to purchase up to 844,391 shares of Common Stock to an institutional investor (the “Warrants”), resulting in aggregate gross proceeds to the Company of $3,500,000.  The net offering proceeds to the Company, after deducting the placement agent fees and other estimated offering expenses payable by the Company are expected to be approximately $3,250,000.  The sale of the Shares and the Warrants is being made pursuant to a Securities Purchase Agreement entered into on April 6, 2011 between the Company and the investor.  The investor will be entitled to Warrants to purchase up to a number of shares of common stock equal to approximately 50% of the number of such Shares purchased by the investor. Each Warrant is exercisable for one share of Common Stock, has an exercise price of $2.0725 per share and will be exercisable for thirteen months from the date of issue.   Copies of the engagement agreement, form of Securities Purchase Agreement and form of Warrant are attached hereto as Exhibits 10.1 through 10.3, respectively, and are incorporated herein by reference. The foregoing descriptions of the engagement agreement and forms of Securities Purchase Agreement and Warrant do not purport to be complete and are qualified in their entirety by reference to the exhibits hereto which are incorporated by reference.

The offering is expected to close on or about April 11, 2011, or on such earlier date as the Company and the investors may agree, subject to customary closing conditions.

The offering is being made and the Common Stock and Warrants sold pursuant to prospectus supplement which will be filed with the Securities and Exchange Commission in connection with a shelf takedown from the Company’s shelf registration statement on Form S-3 (File No. 333-166750), which became effective on June 14, 2010.  On April 6, 2011, the Company issued a press release announcing the pricing of the offering. A copy of the press release is attached as Exhibit 99 hereto and is incorporated herein by reference.

Item 9.01   Financial Statements and Exhibits .

(a)  Financial statements of businesses acquired.

None; not applicable.

(b)  Pro forma financial information.

None; not applicable.

(c)  Shell company transactions.

None; not applicable.

(d)  Exhibits.

Exhibit No.	Description

10.1	Engagement Agreement

10.2	Form of Securities Purchase Agreement

10.3	Form of Warrant

99.1	Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADEONA PHARMACEUTICALS, INC.

Date: April 11, 2011	/s/ Dr. James S. Kuo
Chief Executive Officer
(principal executive officer)

EXHIBIT INDEX

Exhibit Number	Description

10.1	Engagement Agreement

10.2	Form of Securities Purchase Agreement

10.3	Form of Warrant

99.1	Press Release